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                                        SPECIMEN STOCK CERTIFICATE

                  COMMON STOCK                     [LOGO]                               COMMON STOCK
                     NUMBER                                                                SHARES

                   [BOX WITH                    IMAGE GUIDED                              [BOX WITH
                ABSTRACT DESIGN]              TECHNOLOGIES, INC.                       ABSTRACT DESIGN]

                INCORPORATED UNDER THE                                                 SEE REVERSE FOR
                    LAWS OF COLORADO                                                 CERTAIN DEFINITIONS
                                                                                      CUSIP 451922 10 8

           This Certifies That


                  [The words "This Certifies That" and "is the owner of" are enveloped in a large rectangle created out of angled lines of varying lengths]


           is the owner of

                  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE OF

                                     IMAGE GUIDED TECHNOLOGIES, INC.
  [Design created by three parallel lines]                      [Design created by three parallel lines]

  transferable on the books of the Corporation in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Corporation's Articles of
  Incorporation and any amendments thereof, copies of which are on file with the Transfer Agent to all the provisions of which the holder hereof by acceptance of this certificate assents.
       This certificate is not valid until countersigned by the Transfer Agent and registered by the
  Registrar.
       WITNESS the facsimile signatures of its duly authorized officers. [The words "CERTIFICATE OF STOCK"
  are superimposed over the words in the previous four lines]

  Dated:


                     SECRETARY                                            CHAIRMAN OF THE BOARD


                                              [Image of Company's
                                                Corporate Seal]


 COUNTERSIGNED AND REGISTERED:
 CONTINENTAL STOCK TRANSFER & TRUST COMPANY
 JERSEY CITY, NEW JERSEY
 BY        TRANSFER AGENT
           AND REGISTRAR
 AUTHORIZED SIGNATURE

 [The engraved type on the front of the stock certificate contains an abstract design]
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                         IMAGE GUIDED TECHNOLOGIES, INC.

     The Corporation will furnish to each shareholder who so requests in writing and without charge a summary of the designations, preferences, limitations, and relative rights applicable to each class authorized to be issued, the variations in preferences, limitations, and rights determined for each series, and the authority of the board of directors to determine variations for future classes or series. Such requests may be made to the Secretary of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
     TEN COM-  as tenants in common           UNIF GIFT/TRANS MIN ACT-                            Custodian
     TEN ENT-  as tenants by the entireties                            ---------------------------         -----------------
      JT TEN-  as joint tenants with                                            (Cust)                          (Minor)
               right of survivorship and
               not as tenants in common                      under Uniform Gifts/Transfers to
                                                             Minors Act
                                                                       ---------------------------
                                                                               (Name)
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     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED,                                             , hereby
                        ---------------------------------------------
sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------------

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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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                                                                         Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                    Attorney to
-------------------------------------------------------------------
transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated,                  X
      ----------------   ------------------------------------------------------
                        X
                         ------------------------------------------------------
                         NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                         CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE
                         OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
                         ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

SIGNATURE GUARANTEED:
                      ---------------------------------------------------------
                      THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.